Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Tax Disclosure [Text Block]
Income Taxes
As of December 31, 2011 and 2010, the Company had unrecognized tax benefits of $89.5 million and $96.8 million, respectively. If recognized, $79.8 million and $90.4 million as of December 31, 2011 and 2010, respectively, would affect the effective tax rate. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as a component of income tax expense. As of December 31, 2011 and 2010, the Company had recorded accrued interest and penalties related to the unrecognized tax benefits of $11.0 million and $16.3 million, respectively. During 2011 and 2010, the Company recognized income tax benefits of $5.1 million and $27.4 million, respectively, due to the reduction in the reserves for interest and penalties.

The following table summarizes the changes in gross unrecognized tax benefits for the years ended December 31, (in millions):

	2011	2010
Unrecognized tax benefits balance at January 1,	$96.8	$147.9
Increase in tax positions for prior years	7.9	8.0
Decreases in tax positions for prior years	—	(41.9)
Increases in tax positions for current year	15.1	16.7
Settlements with taxing authorities	—	(31.1)
Lapse of statute of limitations	(30.3)	(2.8)
Unrecognized tax benefits balance at December 31,	$89.5	$96.8

The provision for income taxes consists of the following for the years ended December 31, (in millions):

	2011	2010	2009
Current:
Federal	$(36.7)	$(63.6)	$56.4
State	5.1	(0.5)	8.1
Foreign	57.5	76.6	62.6
Total current	25.9	12.5	127.1
Deferred	(8.0)	(6.9)	15.7
Total provision	$17.9	$5.6	$142.8

The non-U.S. component of income before income taxes was $118.2 million, $242.6 million and $169.6 million in 2011, 2010 and 2009, respectively.
A reconciliation of the U.S. statutory rate to the effective income tax rate is as follows for the years ended December 31,:

	2011	2010	2009
Statutory rate	35.0%	35.0%	35.0%
Add (deduct) effect of:
State income taxes, net of federal income tax effect	2.2	1.8	1.2
Foreign tax credit	(12.2)	(10.1)	(7.4)
Foreign rate differential	(20.3)	(0.2)	1.1
Resolution of tax contingencies, net of increases	(20.3)	(20.3)	3.1
Tax basis differential on goodwill impairment	38.0	—	—
Valuation allowance reserve increase (decrease)	0.7	(2.5)	0.9
Stock compensation	1.5	1.9	1.7
Other	(12.9)	(3.7)	(2.3)
Effective rate	11.7%	1.9%	33.3%

The Company files numerous consolidated and separate income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. The statute of limitations for the Company's U.S. federal income tax returns has expired for years prior to 2008.
During 2011, the Company’s effective tax rate was impacted by $76.2 million of tax benefits associated with impairment charges recorded during the year. The Company's effective tax rate was favorably impacted by $49.0 million associated with the realization of unrecognized tax benefits, including interest and penalties, due to the expiration of various worldwide statutes of limitation. The effective tax rate for the year ended December 31, 2011 was also favorably impacted by a change in the geographical mix in earnings.
During 2010, the Company settled its 2005 and 2006 U.S. federal income tax return examinations, including all issues that were at the IRS Appeals Office, and as part of this settlement, entered into binding closing agreements relating to specific issues under examination, resulting in a reduction to the Company's unrecognized tax benefits in the amount of $63.6 million, including relevant penalties and interest. In addition, the Company's effective tax rate was favorably impacted by $8.2 million due to the reversal of certain tax reserves upon resolution of a tax examination and was adversely affected by $6.7 million due primarily to the write-off of deferred tax assets determined not to be realizable upon the vesting of equity-based compensation. The Company's Canadian income tax returns are subject to examination for years after 2004. With few exceptions, the Company is no longer subject to other income tax examinations for years before 2007.
It is reasonably possible that there could be a change in the amount of the Company's unrecognized tax benefits within the next 12 months due to activities of the IRS or other taxing authorities, including proposed assessments of additional tax, possible settlement of audit issues, or the expiration of applicable statutes of limitations. The range of the possible change in unrecognized tax benefits within the next 12 months cannot be reasonably estimated at December 31, 2011.

The components of net deferred tax assets are as follows as of December 31, (in millions):

	2011	2010
Deferred tax assets:
Accruals not currently deductible for tax purposes	$153.1	$187.2
Postretirement liabilities	65.6	69.2
Inventory reserves	5.8	—
Pension liabilities	174.7	97.2
Self-insurance liability	3.9	27.1
Foreign tax credit carryforward	120.0	139.6
Foreign net operating losses	339.4	321.5
Other	147.6	136.8
Total gross deferred tax assets	1,010.1	978.6
Less valuation allowance	(441.6)	(419.8)
Net deferred tax assets after valuation allowance	$568.5	$558.8
Deferred tax liabilities:
Accelerated depreciation	$(67.4)	$(53.8)
Amortizable intangibles	(253.3)	(283.3)
Other	(9.6)	(3.9)
Total gross deferred tax liabilities	$(330.3)	$(341.0)
Net deferred tax assets	$238.2	$217.8

Current deferred income tax assets	$130.7	$179.2
Current deferred income tax liabilities	(10.4)	—
Noncurrent deferred income tax assets	120.2	38.6
Noncurrent deferred income tax liabilities	(2.3)	—
	$238.2	$217.8

The foreign tax credit carryforwards expire from 2016 to 2021, and a majority of the foreign net operating loss carryforwards do not expire except for $110.6 million expiring from 2012 to 2025. The increase in deferred tax asset valuation allowance relates predominantly to foreign jurisdictions where the Company maintains a full valuation allowance on all deferred tax assets.
At December 31, 2011, the estimated amount of total unremitted non-U.S. subsidiary earnings is $704.4 million. Those earnings are considered to be indefinitely reinvested and, accordingly, no U.S. federal or state deferred income taxes have been provided thereon. Upon distribution of those earnings in the form of dividends or otherwise, the Company would be subject to U.S. income taxes and withholding taxes payable in various non-U.S. jurisdictions, which could potentially be offset by foreign tax credits. Determination of the amount of unrecognized deferred U.S. income tax liability is not practicable because of the complexities associated with its hypothetical calculation.
Of the Company's $2.4 billion of goodwill at December 31, 2011, approximately $878.7 million is deductible for tax purposes.